DERIVED INFORMATION  [6/15/05]

[$721,500,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,000,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change.   The Information does not include all of the information required to be included in the final prospectus relating to the certificates.  As such, the Information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information.  Such documents may be obtained without charge at the Commission’s website.  Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission.  Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/05 cutoff date. Approximately 24.8% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Deal Name:  HEAT 2005-5

Instructions: Please also provide info on conforming and non-conforming pool (cells have already been formatted in column B, C, D, E)

	aggregate pool	group: 1	group: 2
gross WAC (%)	7.36%	7.32%	7.39%

wtd avg FICO	626	626	627
FICO < 600 (%)	30%	25%	34%
FICO 600-650 (%)	40%	48%	33%

wtd avg CLTV (%)	90%	88%	91%
CLTV = 80 (%)	11%	12%	11%
CLTV > 80.01 (%)	74%	70%	77%
LTV 95.01 -100 (%)	8%	9%	7%
Full Doc (%)	60%	61%	60%
Stated Doc (%)	20%	23%	17%

purch (%)	50%	36%	61%
CO refi (%)	44%	55%	35%
Own Occ (%)	93%	93%	94%
Prepay Penalty (%)	80%	79%	80%
wtd avg DTI (%)	41%	40%	41%
ARM ? (%)	85%	85%	85%
2/28 (%)	78%	77%	79%
3/27 (%)	6%	6%	6%
1st Lien (%)	97%	97%	96%
Avg Loan Balance	$129,890	$113,826	$146,308
# of Loans	7,680	3,882	3,798
Loan Bal < $100k (%)	20.30%	25.70%	16.00%
Mtg Rates > 12% (%)	0.40	0.60	0.30
Manuf Housing (%)	0.00%	0.00%	0.00%

(%) & largest state code	20%	13%	26%
silent 2nd (%)	36%	26%	44%
IO loans (%)	25%	20%	29%
5yr IO (%)	2	1	3
2 yr IO (%)	22%	19%	25%
IO: FICO	659	650	664
IO LTV (%)	81%	82%	81%
IO DTI (%)	42%	41%	43%
IO full doc (%)	13%	13%	13%
IO: purch (%)	16%	7%	23%

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/05 cutoff date. Approximately 24.8% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

HEAT 2005-5 AIG

1. Miscellaneous Data -Total
	Total	Group1	Group2
GWAC	7.36	7.32	7.39
WA FICO	626	626	627
% FICO <600	30.0	25.0	33.9
% FICO 600-650	39.6	48.4	32.6
WA CLTV	89.6	87.9	90.9
% CLTV =80	11.3	11.9	10.9
% CLTV >80.01	73.6	70.0	76.5
% LTV 95.01-100	7.8	9.2	6.6
% Full Doc	60.0	60.5	59.7
% Stated Doc	19.9	23.3	17.2
% Purchase	49.9	36.2	60.7
% CO Refi	43.5	54.8	34.5
% OwnerOcc	93.1	92.6	93.5
% Prepay	79.5	79.2	79.8
% DTI	40.7	40.0	41.3
% ARM	85.1	84.8	85.4
% 2_28	78.1	77.2	78.8
% 3_27	6.0	6.3	5.8
% 1stLiens	96.5	96.8	96.2
Avg Loan Bal	129,890	113,826	146,308
# of Loans	7,680	3,882	3,798
% LoanBal<$100k	20.3	25.7	16.0
% CurrRate>12%	0.4	0.6	0.3
% MH	0.0	0.0	0.0
%Largest State	20.1	12.9	25.9
% Silent Second	36.3	26.4	44.3
% IO	24.8	20.2	28.5
% 2yr IO	2.1	0.8	3.2
% 5yr IO	22.0	18.6	24.6
IO WA FICO	659	650	664
IO WA LTV	81.2	81.8	80.8
IO WA DTI	42.1	41.3	42.5
IO % Full Doc	12.8	13.1	12.5
IO % Purchase	16.0	6.7	23.3

2. Interest Only Loans

						%
	%	%	Avg	Avg	Avg	Full	%
Interest Only Loans	5yr IO	2yr IO	FICO	LTV	DTI	Doc	Purchase
Y	88.5	8.7	659	81.2	42.1	51.6	64.3
Total:	88.5	8.7	659	81.2	42.1	51.6	64.3

3. FICO & Documentation

	%	%								%	%
	Full	Stated	%	%	%	%		Avg	Original	Interest	Silent
FICO & Documentation	Doc	Stated	Other Doc	All Docs	Purchase	CashOut	WAC	Balance	LTV	Only	Second
Unavailable	0.0	0.1	0.1	0.1	0.0	0.1	8.90	115,434	85.3	0.0	0.0
451 – 500	0.0	0.0	0.1	0.2	0.0	0.1	10.28	61,039	83.3	0.0	0.0
501 – 550	4.5	1.2	1.2	6.9	1.4	5.1	8.57	102,867	76.6	0.0	0.4
551 – 600	17.8	3.5	2.6	23.8	9.8	12.7	7.80	113,975	83.2	2.0	6.1
601 – 650	25.6	7.9	6.1	39.6	19.5	16.7	7.24	123,225	83.8	9.5	14.8
651 – 700	9.3	5.6	6.7	21.6	13.1	7.2	6.88	169,179	82.8	9.1	10.6
701 – 750	2.2	1.3	2.7	6.1	4.7	1.3	6.82	191,790	82.2	3.2	3.4
751 – 800	0.7	0.5	0.6	1.8	1.4	0.4	6.68	175,809	83.7	0.9	1.0
801 – 850	0.0	0.0	0.0	0.1	0.1	0.0	6.42	155,881	80.8	0.1	0.1
Total:	60.0	19.9	20.1	100.0	49.9	43.5	7.36	129,890	82.8	24.8	36.3

4. Original LTV and FICO

	%	%	%	%	%	%	%	%	%	%	%
Original LTV and FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	Total
10.001 - 20.000	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
20.001 - 30.000	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.1
30.001 - 40.000	0.0	0.0	0.0	0.1	0.1	0.1	0.0	0.0	0.0	0.0	0.3
40.001 - 50.000	0.0	0.0	0.0	0.1	0.2	0.2	0.1	0.0	0.0	0.0	0.6
50.001 - 60.000	0.0	0.0	0.0	0.4	0.6	0.5	0.2	0.1	0.0	0.0	1.8
60.001 - 70.000	0.0	0.0	0.0	0.8	1.4	1.4	0.6	0.1	0.0	0.0	4.2
70.001 - 80.000	0.0	0.0	0.1	3.1	7.8	20.5	13.9	4.3	1.2	0.1	50.9
80.001 - 90.000	0.0	0.0	0.1	2.2	11.0	10.0	3.9	1.0	0.3	0.0	28.6
90.001 - 100.000	0.1	0.0	0.0	0.1	2.8	6.9	2.9	0.5	0.3	0.0	13.5
Total:	0.1	0.0	0.1	6.9	23.8	39.6	21.6	6.1	1.8	0.1	100.0

				%	%	%	%
	Avg			Reduced	Stated	Interest	Silent
Original LTV and FICO	Balance	WAC	Margin	Doc	Stated	Only	Second
10.001 - 20.000	31,010	7.65	6.07	0.0	0.0	0.0	0.0
20.001 - 30.000	72,563	7.49	6.61	0.0	0.1	0.0	0.0
30.001 - 40.000	83,407	7.92	6.40	0.1	0.1	0.0	0.0
40.001 - 50.000	109,364	7.21	5.90	0.1	0.1	0.1	0.0
50.001 - 60.000	135,711	7.24	5.94	0.4	0.4	0.3	0.0
60.001 - 70.000	148,155	7.39	5.94	0.5	1.4	0.5	0.2
70.001 - 80.000	162,208	6.85	5.63	11.3	10.5	18.8	31.5
80.001 - 90.000	129,295	7.63	6.15	4.6	5.4	3.9	4.5
90.001 - 100.000	73,965	8.68	6.68	2.4	1.8	1.3	0.1
Total:	129,890	7.36	5.90	19.4	19.9	24.8	36.3

5. Balance and FICO

	%	%	%	%	%	%	%	%	%	%	%
Balance and FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	Total
1. – 50,000.	0.0	0.0	0.0	0.6	1.1	1.8	0.5	0.1	0.0	0.0	4.2
50,001. – 100,000.	0.0	0.0	0.1	1.8	5.0	7.2	2.0	0.4	0.1	0.0	16.6
100,001. – 150,000.	0.0	0.0	0.0	1.0	5.7	8.2	3.1	0.7	0.3	0.0	19.0
150,001. – 200,000.	0.0	0.0	0.0	1.2	3.8	7.0	4.0	1.0	0.3	0.0	17.3
200,001. – 250,000.	0.0	0.0	0.0	0.8	2.8	4.5	2.7	1.1	0.3	0.0	12.2
250,001. – 300,000.	0.0	0.0	0.0	0.4	1.7	3.8	2.4	0.9	0.2	0.0	9.3
300,001. – 350,000.	0.0	0.0	0.0	0.5	1.3	2.6	2.2	0.5	0.2	0.0	7.3
350,001. – 400,000.	0.0	0.0	0.0	0.1	0.9	1.5	1.6	0.3	0.1	0.0	4.6
400,001. – 450,000.	0.0	0.0	0.0	0.0	0.5	0.8	1.0	0.4	0.0	0.0	2.8
450,001. – 500,000.	0.1	0.0	0.0	0.1	0.7	0.9	0.9	0.3	0.1	0.0	3.0
500,001. – 550,000.	0.0	0.0	0.0	0.1	0.2	0.4	0.5	0.2	0.1	0.0	1.3
550,001. – 600,000.	0.0	0.0	0.0	0.1	0.1	0.4	0.1	0.1	0.1	0.0	0.9
600,001. – 650,000.	0.0	0.0	0.0	0.1	0.1	0.3	0.4	0.1	0.0	0.0	1.0
650,001. – 700,000.	0.0	0.0	0.0	0.0	0.0	0.0	0.1	0.0	0.0	0.0	0.1
700,001. – 750,000.	0.0	0.0	0.0	0.1	0.0	0.1	0.1	0.0	0.0	0.0	0.4
750,001. >=	0.0	0.0	0.0	0.0	0.0	0.0	0.1	0.1	0.0	0.0	0.2
Total:	0.1	0.0	0.1	6.9	23.8	39.6	21.6	6.1	1.8	0.1	100.0

				%	%	%	%
	Original			Reduced	Stated	Interest	Silent
Balance and FICO	LTV	WAC	Margin	Doc	Stated	Only	Second
1. – 50,000.	89.7	9.85	6.71	0.7	0.5	0.0	0.0
50,001. – 100,000.	84.1	8.12	6.19	2.9	1.8	0.8	5.3
100,001. – 150,000.	83.4	7.36	5.91	2.5	2.0	3.0	8.3
150,001. – 200,000.	82.5	7.15	5.89	3.3	3.2	4.2	7.1
200,001. – 250,000.	81.4	6.95	5.80	2.3	2.9	3.3	4.4
250,001. – 300,000.	82.4	6.96	5.84	2.2	2.7	3.4	3.6
300,001. – 350,000.	81.7	6.80	5.77	1.7	2.3	3.2	2.4
350,001. – 400,000.	82.3	6.86	5.80	1.2	1.4	2.2	1.6
400,001. – 450,000.	82.1	6.77	5.61	0.9	0.9	1.4	1.0
450,001. – 500,000.	80.0	6.84	5.79	0.8	1.1	1.6	1.1
500,001. – 550,000.	81.5	6.77	5.72	0.4	0.4	0.7	0.5
550,001. – 600,000.	82.8	6.94	5.99	0.2	0.2	0.3	0.5
600,001. – 650,000.	80.3	7.09	6.23	0.4	0.2	0.4	0.4
650,001. – 700,000.	72.9	6.60	4.44	0.0	0.1	0.1	0.0
700,001. – 750,000.	74.2	7.45	6.40	0.1	0.2	0.2	0.1
750,001. >=	63.4	7.20	5.70	0.1	0.1	0.1	0.0
Total:	82.8	7.36	5.90	19.4	19.9	24.8	36.3

6. Current Rate and FICO

	%	%	%	%	%	%	%	%	%	%	%
Current Rate and FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	Total
4.51 - 5.00	0.0	0.0	0.0	0.0	0.0	0.2	0.2	0.0	0.0	0.0	0.4
5.01 - 5.50	0.0	0.0	0.0	0.0	0.1	0.8	0.5	0.2	0.2	0.0	1.8
5.51 - 6.00	0.0	0.0	0.0	0.0	0.9	3.4	3.1	1.1	0.3	0.0	8.9
6.01 - 6.50	0.0	0.0	0.0	0.0	1.5	7.2	4.9	1.6	0.4	0.0	15.6
6.51 - 7.00	0.0	0.0	0.0	0.5	3.8	9.7	5.9	1.5	0.4	0.0	21.8
7.01 - 7.50	0.1	0.0	0.0	0.6	3.8	6.3	2.7	0.7	0.2	0.0	14.3
7.51 - 8.00	0.0	0.0	0.0	1.4	4.8	4.6	2.1	0.3	0.1	0.0	13.4
8.01 - 8.50	0.0	0.0	0.0	1.1	3.3	2.4	0.8	0.3	0.0	0.0	8.1
8.51 - 9.00	0.0	0.0	0.0	1.4	2.9	1.6	0.5	0.1	0.0	0.0	6.4
9.01 - 9.50	0.0	0.0	0.0	0.7	0.9	0.8	0.3	0.1	0.0	0.0	2.9
9.51 - 10.00	0.0	0.0	0.0	0.4	1.0	1.1	0.2	0.0	0.0	0.0	2.8
10.01 - 10.50	0.0	0.0	0.0	0.2	0.2	0.4	0.1	0.1	0.0	0.0	1.0
10.51 - 11.00	0.0	0.0	0.0	0.1	0.2	0.7	0.2	0.0	0.0	0.0	1.3
11.01 - 11.50	0.0	0.0	0.0	0.1	0.1	0.3	0.1	0.0	0.0	0.0	0.7
11.51 >=	0.0	0.0	0.0	0.2	0.2	0.1	0.1	0.0	0.0	0.0	0.7
Total:	0.1	0.0	0.1	6.9	23.8	39.6	21.6	6.1	1.8	0.1	100.0

					%	%	%	%
	Original			Avg	Reduced	Stated	Interest	Silent
Current Rate and FICO	LTV	WAC	Margin	Balance	Doc	Stated	Only	Second
4.51 - 5.00	85.0	4.94	5.43	264,682	0.1	0.0	0.1	0.1
5.01 - 5.50	79.6	5.36	4.51	199,687	0.1	0.1	0.6	1.1
5.51 - 6.00	78.8	5.85	4.96	209,249	1.3	1.4	3.4	4.7
6.01 - 6.50	79.7	6.30	5.32	188,970	3.1	2.6	7.0	8.6
6.51 - 7.00	80.7	6.78	5.73	178,948	4.9	4.7	7.7	10.0
7.01 - 7.50	82.7	7.29	6.08	156,524	2.5	3.6	3.3	4.9
7.51 - 8.00	83.8	7.77	6.36	130,442	2.4	3.1	1.7	3.4
8.01 - 8.50	86.7	8.29	6.72	113,215	1.4	1.5	0.6	1.5
8.51 - 9.00	87.0	8.77	6.97	98,909	1.2	1.4	0.4	1.1
9.01 - 9.50	87.6	9.27	7.24	78,329	1.0	0.3	0.0	0.5
9.51 - 10.00	91.2	9.83	6.99	44,937	0.6	0.5	0.0	0.3
10.01 - 10.50	90.1	10.30	6.87	53,623	0.3	0.1	0.0	0.1
10.51 - 11.00	93.1	10.82	6.09	43,255	0.4	0.2	0.0	0.0
11.01 - 11.50	93.1	11.26	5.83	40,005	0.2	0.1	0.0	0.0
11.51 >=	84.8	12.39	6.86	36,665	0.2	0.1	0.0	0.0
Total:	82.8	7.36	5.90	129,890	19.4	19.9	24.8	36.3

7. Mortgage Rates & LTV

								LTV >
Mortgage Rates & LTV	LTV <= 40	40.01-50	50.01-60	60.01-70	70.01-80	80.01-90	90.01-100	100.0	Total
4.501 - 5.000	0.0	0.0	0.0	0.0	0.1	0.2	0.1	0.0	0.4
5.001 - 5.500	0.0	0.0	0.0	0.1	1.3	0.4	0.0	0.0	1.8
5.501 - 6.000	0.0	0.1	0.1	0.6	6.9	1.1	0.1	0.0	8.9
6.001 - 6.500	0.1	0.1	0.3	0.5	12.3	2.1	0.3	0.0	15.6
6.501 - 7.000	0.1	0.1	0.5	0.9	13.9	5.4	0.8	0.0	21.8
7.001 - 7.500	0.1	0.0	0.3	0.5	7.2	4.9	1.4	0.0	14.3
7.501 - 8.000	0.1	0.1	0.3	0.6	4.8	5.4	2.1	0.0	13.4
8.001 - 8.500	0.0	0.0	0.1	0.3	1.8	3.7	2.1	0.0	8.1
8.501 - 9.000	0.0	0.0	0.1	0.3	1.2	3.0	1.8	0.0	6.4
9.001 - 9.500	0.0	0.0	0.0	0.1	0.6	1.2	1.0	0.0	2.9
9.501 - 10.000	0.0	0.0	0.0	0.1	0.4	0.7	1.5	0.0	2.8
10.001 - 10.500	0.0	0.0	0.0	0.0	0.2	0.2	0.5	0.0	1.0
10.501 - 11.000	0.0	0.0	0.0	0.0	0.1	0.1	1.0	0.0	1.3
11.001 - 11.500	0.0	0.0	0.0	0.0	0.1	0.1	0.4	0.0	0.7
11.501 >=	0.0	0.0	0.0	0.1	0.1	0.1	0.3	0.0	0.7
Total:	0.4	0.6	1.8	4.2	50.9	28.6	13.5	0.0	100.0

	Avg		Avg	Reduced	Stated	Interest	Silent
Mortgage Rates & LTV	FICO	Margin	Balance	Doc	Stated	Only	Second
4.501 - 5.000	642	5.43	264,682	0.1	0.0	0.1	0.1
5.001 - 5.500	662	4.51	199,687	0.1	0.1	0.6	1.1
5.501 - 6.000	656	4.96	209,249	1.3	1.4	3.4	4.7
6.001 - 6.500	649	5.32	188,970	3.1	2.6	7.0	8.6
6.501 - 7.000	639	5.73	178,948	4.9	4.7	7.7	10.0
7.001 - 7.500	624	6.08	156,524	2.5	3.6	3.3	4.9
7.501 - 8.000	609	6.36	130,442	2.4	3.1	1.7	3.4
8.001 - 8.500	602	6.72	113,215	1.4	1.5	0.6	1.5
8.501 - 9.000	587	6.97	98,909	1.2	1.4	0.4	1.1
9.001 - 9.500	597	7.24	78,329	1.0	0.3	0.0	0.5
9.501 - 10.000	598	6.99	44,937	0.6	0.5	0.0	0.3
10.001 - 10.500	608	6.87	53,623	0.3	0.1	0.0	0.1
10.501 - 11.000	613	6.09	43,255	0.4	0.2	0.0	0.0
11.001 - 11.500	612	5.83	40,005	0.2	0.1	0.0	0.0
11.501 >=	576	6.86	36,665	0.2	0.1	0.0	0.0
Total:	626	5.90	129,890	19.4	19.9	24.8	36.3